SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      December 19, 2013
                        Date of Report
              (Date of Earliest Event Reported)

               CHERRY RUN ACQUISITION CORPORATION
      (Name of Registrant as Specified in its Charter)

Delaware                    000-55070		  46-3558661
(State or other      (Commission File Number)    (IRS Employer
jurisdiction                                    Identification No.)
of incorporation)

                        11555 Heron Bay Boulevard
                            Suite 200
                        Coral Springs, Florida 33076
           (Address of Principal Executive Offices)

                              800-836-0275
                (Registrant's Telephone Number)



ITEM 5.03     Amendments to Articles of Incorporation

    The shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Nexus Resources COrporation and filed such change with the State of Delaware.


                          SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                             CHERRY RUN ACQUISITION CORPORATION


Date: December 19, 2013       /s/  James Cassidy
                                    President